Jefferies Virtual Industrials Conference Mark Aslett President and CEO Michael Ruppert Executive Vice President and CFO August 6, 2020 © 2020 Mercury Systems, Inc.

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2020 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to industrial security and cybersecurity regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2019, and as updated by the Company’s Current Report on Form 8-K filed on April 28, 2020. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. © 2020 Mercury Systems, Inc. 2

Pioneering a next-generation defense electronics company... • Unique business model at the intersection of high-tech and Defense • Make commercial technology profoundly more accessible • Provide all trusted and secure computers for A&D • Deployed on 300+ programs - serving defense Prime contractor outsourcing needs • FY15–FY20 CAGR: – 28% Revenue; ~10% Organic(1) – 43% GAAP Net Income – 32% Adj. EBITDA – 32% Backlog • Defense industry’s highest Glassdoor employee ratings(2) …to address the industry's challenges and opportunities Notes (1) Represents average of organic growth annual rates from FY15 to FY20. © 2020 Mercury Systems, Inc. (2) Source: Capital Alpha Partners, “Glassdoor Data & Defense: Not Much Change Over the Past Year”, August 21, 2018 3

Investment highlights Spent $1.3B since fiscal 2014 creating a unique business and model for A&D industry • Innovative growth company at the intersection of high-tech and defense – Focused on large, growing and well-funded addressable markets • Proven transformational business model for A&D industry – R&D levels 4-5x industry average as percent of revenue – Reusable, trusted and secure mission-critical technologies for speed, reduced risk and affordability – Industry-leading secure computing subsystems developed by a highly cleared workforce – Developed and produced in trusted facilities with a trusted supply chain – Destination employer and acquirer of choice • Low-risk content expansion strategies delivering above-average organic revenue CAGR – Upward vertical expansion for outsourced Tier 2 subsystems driving large dollar content increases – Horizontal adjacent market expansion into other platforms and programs with similar needs – Unique chip-scale innovation driving future highest-margin content expansion • Successful M&A strategy targeting new capabilities and market expansion – In-house deal origination, M&A execution and acquisition integration – Full integration drives substantial cost and revenue synergies over time – Multiple M&A themes ongoing – Scalable business platform Our financial performance in top 5% of similarly sized public companies © 2020 Mercury Systems, Inc. 4

Mercury's financial profile demonstrates our unique strategy



# of Companies
ALL NYSE AND NASDAQ U.S. LISTED COMPANIES WITH MARKET CAPITALIZATION BETWEEN $1B–$7B
TIER 2 DEFENSE INDEX MEDIAN
mercury systems
1,176
367
102
26
LTM EBITDA Margin >20%
Revenue CAGR >10% 5-Year
FY Revenue Growth >20%
16%
4%
6%
22% Margin
28% Growth
22% Growth

Notes:
- Fiscal year figures for Mercury are based on the trailing four fiscal quarters using information reported in Mercury's Form 10-Ks, Form 10-Qs and/or most recent earnings release.
- All other data per FactSet as of July 14, 2020. 4-year CAGR for market participants calculated per FactSet for the trailing four fiscal quarters available as of July 14, 2020 and the comparable historical period. Mercury 5-year CAGR calculated as the trailing four fiscal quarters ending fiscal Q4 FY20 compared to the trailing four fiscal quarters ending fiscal Q4 FY15. Financials represent reported results and are not adjusted for acquisitions or divestitures.
- TIER 2 DEFENSE INDEX: AAR, Aerojet Rocketdyne, AeroVironment, AXON Enterprise, Ball Corporation, BWX Technologies, Comtech Telecommunications Corp, Cubic, Curtiss-Wright, Ducommun, Elbit Systems, FLIR Systems, HEICO, Hexcel, Honeywell Intl, Kaman, Kratos Defense & Security Solutions, L3Harris Technologies, Maxar, Moog, Oshkosh, OSI Systems, Teledyne Technologies, Textron, TransDigm Group, Triumph Group, ViaSat, Woodward, Inc.

© 2020 Mercury Systems, Inc.

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Strategy delivering above-average growth and profitability Invest to grow organically 1 Invest in our people, processes, systems and trusted manufacturing assets to support continued organic growth Expand capabilities, market access and penetration through M&A 2 Create value through disciplined M&A and full acquisition integration to drive cost and revenue synergies Invest in trusted, secure innovations that matter 3 Commercially develop leading-edge technologies, customized for Aerospace and Defense applications, through above-industry investment in R&D Continuously improve operational capability and scalability 4 Deploy Mercury Operating System to drive transformational and sustainable business improvements and value creation across the enterprise Attract and retain the right talent 5 Support and promote our culture and values to attract, retain and engage the right talent © 2020 Mercury Systems, Inc. 6

Acquisitions initially transformed Mercury into a... • Acquired capabilities Sensor Processing Sensor Processing significantly expanded addressable market • Moved up the value chain • Model facilitates greater customer outsourcing • Accelerates customer supply chain transformation • Disintermediate traditional product-level competitors * • Low-risk, content expansion organic growth strategy • Future M&A opportunities * Represents carve-out acquisition from Microsemi Corp. ...Tier 2 provider of pre-integrated sensor processing subsystems © 2020 Mercury Systems, Inc. 7

Our overarching strategy however is to provide all types... Platform & Mission Management C3I Sensor Processing M ...of processing subsystems requiring trusted, secure computing © 2020 Mercury Systems, Inc. 8

Our goal is to also uniquely replicate our sensor... Sensor Processing Trusted and Secure Solutions Chip-Scale Application-Specific Customization ...processing subsystem integration strategy at chip scale © 2020 Mercury Systems, Inc. 9

This game-changing capability will enable new applications... New Modular IP Library Enables Rapid Affordable Customization Open systems at chip scale allows unprecedented configurability and flexibility Chiplets Trusted and Secure Solutions Best-of-breed Ecosystem from Multiple Vendors Application-Specific Customization ...and an additional dimension of highest-margin future growth © 2020 Mercury Systems, Inc. 10

We are simultaneously expanding our content footprint… Up to a 12x increase in content per system as customers outsource more due to secure computing requirements and as system complexity grows 1 C4I Tier 2 market SEMS Tier 2 market $22.6B Trusted and $17.4B 4.1% CAGR 3 Secure 2 4.6% CAGR Computing Provide all other Move into adjacent computers that need submarkets and trust, security, safety 44 other system sensors Up to another 2x higher-margin content increase per system as new trusted microelectronic capabilities enable new applications and performance … vertically while horizontally expanding our market access Notes Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets © 2020 Mercury Systems, Inc. Sources: RSAdvisors research & analysis, November 2019. CAGRs referenced are for periods GFY19-GFY24. Numbers are rounded. 11

We are deployed on 300+ programs with 25+ Primes


Aerospace & Defense Platform and Systems Electronics Content
C4I
Sensor & Effector Mission Systems
JLTV
WIN-T
KC-46
A330 MRTT
Aegis
F-16
Reaper/Gorgon Stare
Triton
LTAMDS
Aegis
F-35
C-130
Global Hawk
Badger/Buzzard
SEWIP
Stormbreaker
PGK
MALD-J
Paveway
SM2/3/6

SNC Sierra Nevada Corporation
Raytheon Technologies
Northrop Grumman
DRS
BAE SYSTEMS
AIRBUS
SAIC
Lockheed Martin
L3HARRIS™
General Atomics
THALES
BOEING

© 2020 Mercury Systems, Inc.

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Six major trends shaping the defense industry Political Dysfunction: 2019 Budget Control Act positive. Repeated Continuing Resolutions disrupting DoD budget process and spending. 2020 election. Pentagon attrition Increased Defense Spending Cycle: Rising interest rates, healthcare and social spending remain long-term issues; Significant platform electronics modernization underway Defense Procurement Reform: DoD focused on speeding up rate of innovation and fielding Other Transaction Authority (OTA) and Non-Traditional Defense Contractors (NTDCs) Innovation Challenges: Primes increasing headcount but recruitment challenges and aging workforce; Relatively low IRAD requires focused investment and increased outsourcing DoD needs more domestically-produced technology Leverage high-tech commercial investment and innovation; Address supply chain globalization and need for trust, security and assurance Challenging Global Security Environment: Chinese militarization and power projection, resurgent Russia and Middle East instability © 2020 Mercury Systems, Inc. 13

COVID-19 update • Mitigated supply chain risks with minimal impact to date • No erosion in talent attraction cadence • Adjusted workplace conditions to improve physical distancing and safety • Implemented symptom checking and temperature screening protocols • Mask usage mandatory, as well as face shields in certain areas • Contracted with Chief Medical Advisor to provide best practices guidance • Majority of employees to continue to work from home through end of CY • Implementing weekly onsite testing at largest manufacturing locations © 2020 Mercury Systems, Inc. 14

Business outlook • Continue delivering organic revenue growth higher than industry average rate • New business conditions remain robust, much the same as last quarter • Benefiting from significant wave of radar, EW and C4I modernization • Strong balance sheet to supplement organic growth with strategic M&A • M&A been on hold; deal pipeline robust and activity beginning to pick up • Continue to execute on strategy: strong margins, organic growth, M&A, full integration Confident in ability to deliver against FY21 goals and objectives © 2020 Mercury Systems, Inc. 15

FY21 DoD PBR reflects 2019 BBA toplines for FY20-21… Topline Defense Budget vs. BCA Caps (Discretionary BA, Current $B) Budget Control Act 2011 (Base) Actual funding (Base) FY21 Administration Request (Base) 2019 Bipartisan Budget Act (BBA) Actual funding (Base + OCO) FY21 Administration Request (Base + OCO) $800 FY20 appropriations + CARES Act funding for DoD (subject to change) $768 $753 $750 $737 $723 $722 $758 $708 $743 $713 $700 $717 $702 $685 $706 $705 $671 $650 $636 $633 $617 $600 $606 $598 $581 $550 $522 $524 Defense (Base + OCO) CAGR 2020 - 2025 1.5% (excluding CARES) $500 2020 - 2025 1.2% (including CARES) 2018 - 2025 1.9% 2016 - 2025 3.2% $450 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Notes: FY20 051 appropriations amount $723B includes ~$8B of MILCON emergency requirements and ~$10B of CARES stimulus in OCO; FY20 051 appropriations amount $713 includes only ~$8B of MILCON emergency requirements in OCO; Budget and BCA Caps represent the 051 account (DoD); BBA 051 totals are estimated using 050 cap and typical 051 ratio Sources: BBA 2019, FY21 PBR, CBO, CRS, OMB, FY20 DoD Green Book, FY18-20 Defense Appropriations bills, RSAdvisors research & analysis …and calls for ~1.5% topline budget growth over the FYDP © 2020 Mercury Systems, Inc. 16

The A&D electronics systems market is over $125B annually

Our total addressable market is now ~$40B

Aerospace & Defense Platform and Systems Electronics Content

	C4I ($22.6B)*			Sensor & Effector Mission Systems ($17.4B)*				
	Platform & Mission Mgmt	**C2I**	**Comms**	**EW**	**Radar**	**EO/IR**	**Acoustics**	**Weapons**
								
	Avionics / Vetronics	***Command & Control / Battle Management***	***Dedicated Communications***	***Electronic Warfare***	***Radar***	***Electro-Optical/ Infrared***	***Acoustics***	***Missiles/ Munitions***
Definition	Control & operation of platform & mission systems	Processing & exploitation of information	Dissemination of information	Offensive / defensive exploitation of EM spectrum	Use of RF signal to detect, track, ID	Thermo-graphic camera with video output	Sound pulses to determine object location	Seekers, HEL, HPM Naval Launched Air Launched
2019 Market ($B)	**$28.1B** 4.0% '19-24 CAGR	**$37.0B** 2.8% '19-24 CAGR	**$17.1B** 3.7% '19-24 CAGR	**$9.7B** 4.0% '19-24 CAGR	**$10.4B** 3.4% '19-24 CAGR	**$11.6B** 3.8% '19-24 CAGR	**$4.0B** 5.2% '19-24 CAGR	**$5.8B** 4.0% '19-24 CAGR
2019 Tier 2* Market ($B)	**$7.1B** 4.8% '19-24 CAGR	**$7.6B** 3.7% '19-24 CAGR	**$7.9B** 3.8% '19-24 CAGR	**$5.9B** 4.1% '19-24 CAGR	**$5.3B** 3.7% '19-24 CAGR	**$2.3B** 5.1% '19-24 CAGR	**$1.0B** 6.0% '19-24 CAGR	**$2.9B** 4.4% '19-24 CAGR

Notes
*Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets
Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded.

© 2020 Mercury Systems, Inc.

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Our capabilities and growth dimensions are well-aligned… GROWTH DIMENSIONS • Growth in defense spending • Defense prime contractors Content outsourcing more • Defense primes’ flight to quality suppliers Geography Market • Supply chain delayering A&D • Foreign military and Industry international sales increasing Program Platform • Sensor & C4I modernization • Weapon systems readiness Customer and modernization …with DoD investment priorities and overall industry trends © 2020 Mercury Systems, Inc. 18

Acquisitions and investments driving significant opportunity growth... TOP 30 PROGRAMS & PURSUITS ESTIMATED LIFETIME VALUE ($M) • Total potential value grew >2.4x to $10B in 6 years Radar EW C4I Weapons EO/IR Other 5,900 10,005 10,000 73 • Significant Radar, EW, C4I, 824 weapons and EO/IR opportunity pipeline 1,166 8,000 Pursuit 3,450 • Acquisitions bring new 4,999 2,085 Possible programs and capabilities Won 6,000 6,555 • Larger, more diversified, 1,140 program base reduces risk 4,105 613 4,000 • 5,006 Content expansion driving Total Probable above-average growth Pipeline 2,000 • Outsourced integrated subsystems 74% of top 30 program lifetime value 0 FY15 FY15-FY21 Increase FY21 ...which in turn is driving strong results Note: Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. © 2020 Mercury Systems, Inc. 19

Business model built for speed, innovation and affordability...


Prime Traditional COTS Product Integration
INTEGRATION
Classified Prime/Gov't IP
Proprietary Middleware
Operating System
Vendor A COTS
Vendor B COTS
Vendor C COTS
36+ months Time to Market
Government
Less Time
Less Risk
Lower Initial Cost
Lower Lifecycle Cost
Mercury Pre-integrated Trusted and Secure Computer Subsystem
Classified Prime/Gov't IP
Open Middleware & APIs
Trusted and Secure Mission Critical Technologies and Subsystems
Trusted Microelectronics
12 months Time to Market
Primes

...as customers outsource pre-integrated mission subsystems

© 2020 Mercury Systems, Inc.

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Innovating and making mission-critical technologies profoundly... Trusted and Secure Mission-Critical Technologies and Subsystems ACQUIRE DIGITIZE PROCESS STORAGE EXPLOIT DISSEMINATE Leading conduit for SILICON SAFETY commercial silicon innovation Highest Safety Design into A&D market Assurance Levels (DAL) SPEED SECURITY SWaP SOFTWARE Highest Performance Industry-leading Processing & RFM Embedded Security Best Size, Weight & Open Software for Power with State-of- Low Risk Integration, the-Art Cooling Investment Protection Technology ...more accessible for systems that require trusted, secure computing © 2020 Mercury Systems, Inc. 21

Glassdoor current employee ratings

Validates Mercury's destination employer and acquirer of choice status

	Mercury Systems	Glassdoor Average	Proxy Peer Group[1]	Tier 2 Defense Company Index[2]
Overall Rating	4.6	3.4	3.5	3.5
Culture & Values	4.6	3.4	3.5	3.4
Work-Life Balance	4.1	3.4	3.5	3.5
Senior Management	4.6	3.1	3.1	3.1
Compensation & Benefits	4.4	3.1	3.5	3.5
Career Opportunities	4.4	3.0	3.3	3.3
Recommend to Friend	94%	62%	64%	67%
CEO Approval	97%	70%	72%	74%
Positive Business Outlook	94%	49%	56%	56%

(1) **PROXY PEER GROUP**: ADTRAN, Inc., AeroVironment, Inc., Astronics Corp., Brooks Automation, Inc., CalAmp Corp., Cognex Corp., Comtech Telecommunications Corp., Cray, Inc., Digi International, Inc., Ducommun, Inc., Infinera Corp., iRobot Corp., Kratos Defense & Security Solutions, Inc., MACOM Technology Solutions Holdings, Inc., MKS Instruments, Inc., NETGEAR, Inc., NetScout Systems, Inc., Novanta, Inc., Progress Software Corp., Qualys, Inc., Vicor Corp.

(2) **TIER 2 DEFENSE INDEX:** AAR Corporation, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BXW Technologies, Comtech Telecom, Cubic Corp, Curtiss Wright Corp, Ducommun, Elbit Systems, FLIR Systems, Harris Corp, Heico, Hexcel, Honeywell Intl, Kaman, KBR, Kratos Defense, L-3 Technologies, Maxar, MOOG, Oshkosh Defense, OSI Systems, Teledyne Technologies, Textron, Transdigm Group, Triumph Group, United Technologies, Vectrus, Viasat, Woodward Aerospace.

(3) Source: Glassdoor, Inc., July 14, 2020

© 2020 Mercury Systems, Inc.

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We have executed on a disciplined and focused M&A strategy 2019 Tier 2* Market ($B) & CY’19-24 CAGR (%) Aerospace & Defense Platform and Systems Electronics Content C4I ($22.6B)* Sensor & Effector Mission Systems ($17.4B)* Platform & Mission Mgmt C2I Comms EW Radar EO/IR Acoustics Weapons Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Organic (1) (1) $7.1B $7.6B $7.9B $5.9B $5.3B $2.3B $1.0B $2.9B 4.8% 3.7% 3.8% 4.1% 3.7% 5.1% 6.0% 4.4% Notes *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded. (1) Represents carve-out acquisition from Microsemi Corp. © 2020 Mercury Systems, Inc. 23

Mercury M&A philosophy and value creation blueprint Culture & Values Assess cultural fit and rapidly enculturate the acquiree Full Integration We believe in full integration – We’re not a holding company Unify Brand One Brand – Mercury Systems Combine Like Entities Combine like businesses or product lines to gain scale and efficiencies Consolidate Manufacturing Invest capital to consolidate and modernize manufacturing facilities Deploy Common Processes & Systems Deploy scalable enterprise processes, systems, security, collaboration Invest R&D Leverage G&A Raise R&D to accelerate new design wins. Centralize G&A where possible Accelerate Organic Growth Strategic account and solution sales model to accelerate organic growth Continuously Improve Matrix structure drives clarity, consistency, continuous improvement Deliver Results Common business management process and operating cadence © 2020 Mercury Systems, Inc. 24

We’re a leader in trusted, secure technologies and subsystems Innovative growth company at intersection of high tech and defense Proven transformational business model for A&D industry Low-risk content expansion strategies with substantial headroom Successful M&A strategy targeting new capabilities and market expansion Financial performance in top 5% of similarly sized public companies © 2020 Mercury Systems, Inc. 25

Financial Overview Michael Ruppert Executive Vice President & CFO © 2020 Mercury Systems, Inc.

The evolution of Mercury Systems

In millions, except percentage and per share data.

		FY15[1]	FY20[1]	Change
Valuation	Market Capitalization[2]	$504	$4,373	9x
Valuation	Enterprise Value[2]	$426	$4,165	10x
Operational	Revenue	$235	$797	3x
Operational	Adj. EBITDA[3] *% Margin*	$44 *19%*	$176 *22%*	4x *+~320 bps*
Operational	Adj. EPS[3]	$0.80	$2.30	3x
Strategy	Number of Acquisitions[4]	N.A.	11	N.M.
Strategy	Capital Deployed[4]	N.A.	$804	N.M.

Notes
(1) Trailing four fiscal quarters ended FY15 and FY20, respectively. Operational figures are based on fiscal year and fiscal quarter results as reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release. Historical results are as reported, not pro forma for acquisitions.
(2) Valuation for FY15 based on basic shares from the cover page of the Company's FY15 10-K and stock price as of June 30, 2015. Valuation for FY20 based on basic shares from the cover page of the Company's Q3 FY20 10-Q and stock price as of June 30, 2020.
(3) Non-GAAP, see reconciliation table.
(4) Acquisitions completed and capital deployed in acquisitions FY15-FY20.

© 2020 Mercury Systems, Inc.

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Mercury continues to deliver strong financial results Revenue ($M) GAAP Income GAAP EPS 85.7 797 1.56 22% 83% 63% 655 YoY YoY YoY 493 46.8 0.96 409 40.9 0.86 270 0.56 0.58 235 24.9 19.7 0.44 14.4 FY15 FY16 FY17 FY18 FY19 FY20 FY15 FY16 FY17 FY18 FY19 FY20 FY15 FY16 FY17 FY18 FY19 FY20 Backlog ($M) Adj. EBITDA ($M, %) Adj. EPS ($) 831 2.30 176.2 33% 21% 25% 145.3 1.84 YoY 625 YoY YoY 114.6 1.41 448 92.6 1.12 357 0.94 288 23.2% 0.80 56.1 22.7% 22.2% 22.1% 208 44.4 20.8% 18.9% FY15 FY16 FY17 FY18 FY19 FY20 FY15 FY16 FY17 FY18 FY19 FY20 FY15 FY16 FY17 FY18 FY19 FY20 Notes: For the fiscal years ended June 30, as reported in the Company’s Form 10-Ks. CAGR figures for the period FY15-FY20. YoY figures for the period FY19 vs. FY20. Numbers are rounded. Per share data is presented on a fully diluted basis. As of Q3 FY20, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments. © 2020 Mercury Systems, Inc. 28

Content expansion from modules to subsystems REVENUE AND GROWTH BY PRODUCT TYPE ($M) Integrated Subsystems Modules & Subassemblies Components • Components: 900 562 797 800  Expansion via custom microelectronics acquisition 700 210 from Microsemi 600 93 500  Investment in trusted 400 microelectronics 259 300 235 200 • Modules/Subassemblies: 100  Down from 47% of revenue in 0 FY15 to 26% in FY20 as shift FY15 Increase By Product Type FY20 towards subsystems Components Components 225 Integrated 16 28% Subsystems 7% Integrated 368 Subsystems 46% • Subsystems: 109 46%  Expansion into $40B Tier 2 RF & computing market  Subsystems represent 74% of Modules & Subassemblies top 30 program lifetime value Modules & 203 Subassemblies 26% 110 47% Notes: Fiscal years ended June 30, FY15-FY20 figures are as reported in the Company’s Form 10-Ks and/or internal Company data. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies © 2020 Mercury Systems, Inc. revenue by end user, application and/or product grouping for prior periods. 29

Expanding into new markets REVENUE AND GROWTH BY MARKET ($M) Other C4I EW Radar Weapons • Continued growth in core 900 800 562 797 markets 65 700 90 • Expansion into adjacent 600 110 500 markets and leveraging 206 current capabilities 400 300 235 90 • Additional capabilities drive 200 content expansion 100 0 FY15 IncreaseIncrease byby ProductMarket Type FY20 • Broader program and Other 129 Radar customer base Other 16% 39 234 C4I 30% 1 16% Radar 1% Weapons • Vastly larger addressable 143 65 61% market 8% • Consistently driving above EW 51 C4I market growth rates 22% 207 26% EW 162 20% Notes: Fiscal years ended June 30, FY15-FY20 figures are as reported in the Company’s Form 10-Ks and/or internal Company data. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. © 2020 Mercury Systems, Inc. 30

Taking market share due to significant investments Focused on core markets, technologies and scale Markets C4I and SEMS R&D $390M Trusted and Secure Mission-Critical Capital Technologies and Subsystems $140M Expenditures Acquisition $800M Investment Trusted Domestic Manufacturing and Integration from Chip-scale to Systems Total Investment ~$1.3B Invested $1.3 billion since FY14 driving outsourcing Notes All figures are approximate and reflect the period of FY14-FY20 using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or recent public announcements. Numbers are rounded. © 2020 Mercury Systems, Inc. 31

FY20 vs. FY19

In $ millions, except percentage and per share data	FY19	FY20(3)	Change
Bookings Book-to-Bill	$782.9 1.20	$954.3 1.20	22%
Backlog 12-Month Backlog	$625.4 451.2	$831.1 567.7	33%
Revenue Organic Revenue Growth(1)	$654.7 12%	$796.6 14%	22%
Gross Margin	43.7%	44.8%	1.1 pts
Operating Expenses Selling, General & Administrative Research & Development Amortization/Restructuring/Acquisition	$209.6 110.7 68.9 29.9	$265.8 132.3 98.5 35.0	27%
GAAP Net Income Effective Tax Rate	$46.8 21.4%	$85.7 8.8%	83%
GAAP EPS Weighted Average Diluted Shares	$0.96 48.5	$1.56 55.1	63%
Adjusted EPS(2)	$1.84	$2.30	25%
Adj. EBITDA(2) % of revenue	$145.3 22.2%	$176.2 22.1%	21%
Operating Cash Flow	$97.5	$115.2	18%
Free Cash Flow(2) % of Adjusted EBITDA	$70.8 49%	$71.9 41%	2%

Notes
(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.
(2) Non-GAAP, see reconciliation table.
(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter and full fiscal 2020 are to the 53-week period ended July 3, 2020, and to the first quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending October 2, 2020 and 52-week period ending July 2, 2021.

© 2020 Mercury Systems, Inc.

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FY21 annual guidance

In $ millions, except percentage and per share data	FY20[1]	FY21[2][5]	Change
Revenue	$796.6	$860.0 – $885.0	8% – 11%
GAAP Net Income Effective tax rate[3]	$85.7 8.8%	$68.5 – $74.4 26%	(20%) – (13%)
GAAP EPS Weighted-average diluted shares outstanding	$1.56 55.1	$1.23 – $1.34 55.5	(21%) – (14%)
Adjusted EPS[4]	$2.30	$2.15 – $2.26	(7%) – (2)%
Adj. EBITDA[4] % of revenue	$176.2 22.1%	$188.0 – $196.0 21.9% – 22.1%	7% – 11%

Notes

(1) FY20 figures are as reported in the Company's earnings release dated August 4, 2020. The full fiscal period ended July 3, 2020 included $15.5M, or $0.28 per share, and $5.6M, or $0.10 per share, of discrete tax benefits and other non-operating investment income, respectively.

(2) The guidance included herein is from the Company's earnings release dated August 4, 2020. Guidance assumes no major supply chain disruptions, extended facility shutdowns or material change in customer behavior or demand. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing.

(3) The effective tax rate in the guidance included herein excludes discrete items.

(4) Non-GAAP, see reconciliation table.

(5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter and full fiscal 2020 are to the 53-week period ended July 3, 2020, and to the first quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending October 2, 2020 and 52-week period ending July 2, 2021.

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Mercury recent acquisition history

Company	Expansion Primary Theme	Closing Date	Purchase Price ($M)	Ending Debt Balance	Funding
LIT	Security	Dec-2015	$ 10	$ 0	Cash on Hand
Microsemi [1]	Weapons, EW, Security	May-2016	$ 300	-	Term Loan Cash on Hand
April 2016 Equity Offering			($ 93)	$ 200	Equity Offering
ces	Platform/Mission, Comm's	Nov-2016	$ 39	$ 190	Cash on Hand
January 2017 Equity Offering			($ 216)	$ 0[2]	Equity Offering
Delta Microwave	EW, Space	Apr-2017	$ 41	$ 0[2]	Cash on Hand
RTL	Platform/Mission	Jul-2017	$ 6	$ 0	Cash on Hand
THEMIS	C2I, Comm's	Feb-2018	$ 180	$ 195	Revolver
GERMANE	C2I, Acoustics	Jul-2018	$ 45	$ 240	Revolver
GECO	Platform/Mission	Jan-2019	$ 37	$ 277	Revolver
ATHENA	Security	Apr-2019	$ 46	$ 325	Revolver
syntonic	EW	Apr-2019			
May 2019 Equity Offering			($ 455)	$ 0[3]	Equity Offering
apc	Platform/Mission, Vectronics	Sep-2019	$ 100	$ 0[4]	Cash on Hand

Total Capital Deployed: $ 804

Source: Company filings, Company investor presentations
(1) Represents carve-out acquisition from Microsemi Corp.
(2) On June 27, 2017, Mercury amended its senior secured credit facility, increasing and extending the revolving credit facility and utilizing the January 2017 equity offering proceeds to repay the remaining principal on the existing term loan.
(3) Reflects repayment of debt with proceeds from the May 2019 common stock offering.
(4) Reflects acquisition of American Panel Corporation (APC) on September 23, 2019 with proceeds from the May 2019 common stock offering

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Committed to maintaining differentiated and attractive financial profile 100% • Operating expense leverage Increase Adj. EBITDA • Program production mix margins • Operational improvements 31% • Full acquisition integration • Alignment with DoD priorities Grow organically at • Increased outsourcing high-single / • Program content expansion low-double digit 10% • Increased market share Supplement • Large pipeline of targets with • Significant financial firepower strategic • Revolver with attractive terms M&A 3% • Identify, execute, integrate Poised to remain in the top 5% © 2020 Mercury Systems, Inc. 35

Strategy and business model delivering financial performance well above industry average Track record of strong organic growth, profitability and strategic M&A Significant investment over last 5 years competitive differentiator Poised for continued organic growth and margin expansion Well positioned for future M&A with strong pipeline and financial flexibility Clear strategy to continue to maintain unique financial profile © 2020 Mercury Systems, Inc. 36

Appendix © 2020 Mercury Systems, Inc.

Balance sheet As of (In $ millions)(1) 6/30/19 9/27/19 12/27/19 3/27/20 7/3/20 ASSETS Cash & cash equivalents $257.9 $161.3 $182.0 $407.1 $226.8 Accounts receivable, net 176.2 177.5 193.4 214.0 210.7 Inventory, net 137.1 148.5 153.6 161.9 178.1 PP&E, net 60.0 65.9 72.7 78.7 87.7 Goodwill and intangibles, net 768.3 847.4 839.2 831.4 822.8 Other(2) 17.4 73.3 71.7 78.5 84.6 TOTAL ASSETS $1,417.0 $1,473.9 $1,512.6 $1,771.6 $1,610.7 LIABILITIES AND S/E AP and accrued expenses(2) $86.7 $84.8 $91.3 $109.6 $107.0 Other liabilities(2) 45.5 93.7 104.3 112.6 118.9 Debt - - - 200.0 - Total liabilities 132.2 178.5 195.6 422.2 225.9 Stockholders' equity 1,284.7 1,295.3 1,317.1 1,349.4 1,384.8 TOTAL LIABILITIES AND S/E $1,417.0 $1,473.9 $1,512.6 $1,771.6 $1,610.7 Notes (1) Rounded amounts used. (2) Effective July 1, 2019, the Company has adopted ASC 842 - Leases using the optional transition method. Prior periods were not changed. As of July 3, 2020, the Company has Right-of-use assets of $60.6 million and total Lease liabilities of $73.9 million, of which $6.9 million is included in Accrued expenses. © 2020 Mercury Systems, Inc. 38

Cash flow summary For the Fiscal Quarters Ended FY19 FY20 (In $ millions)(1) 9/27/19 12/27/19 3/27/20 7/3/20 Net Income $46.8 $19.2 $15.7 $23.6 $27.2 $85.7 Depreciation and amortization 46.4 11.4 12.5 12.7 12.8 49.3 Termination of interest rate swap 5.4 - - - - - Gain on investment - - - (3.8) (2.0) (5.8) Other non-cash items, net 21.6 6.4 7.6 8.5 6.8 29.4 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, (28.1) 2.2 (15.7) (20.7) 3.2 (31.1) and costs in excess of billings Inventory (17.1) 0.4 (5.7) (8.2) (18.1) (31.6) Accounts payable and accrued expenses 17.9 (6.3) 5.8 18.4 (4.4) 13.6 Other 4.5 (9.0) 11.8 (0.4) 3.2 5.7 (22.7) (12.8) (3.8) (10.9) (16.1) (43.4) Operating Cash Flow 97.5 24.3 32.1 30.1 28.7 115.2 Capital expenditures (26.7) (9.6) (11.3) (10.9) (11.5) (43.3) Free Cash Flow(2) $70.8 $14.7 $20.7 $19.2 $17.2 $71.9 Free Cash Flow(2) / Adjusted EBITDA(2) 49% 40% 48% 41% 35% 41% Free Cash Flow(2) / GAAP Net Income 151% 76% 132% 81% 63% 84% Notes (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table. © 2020 Mercury Systems, Inc. 39

Q4 FY20 vs. Q4 FY19

In $ millions, except percentage and per share data	Q4 FY19	Q4 FY20[3]	Change
Bookings	$241.3	$278.6	15%
Book-to-Bill	1.36	1.28	
Backlog	$625.4	$831.1	33%
12-Month Backlog	451.2	567.7	
Revenue	$177.0	$217.4	23%
Organic Revenue Growth[1]	4%	17%	
Gross Margin	45.1%	44.4%	(0.7 pts)
Operating Expenses	$59.0	$70.2	19%
Selling, General & Administrative	30.7	35.5	
Research & Development	20.3	27.0	
Amortization/Restructuring/Acquisition	7.9	7.7	
GAAP Net Income	$12.8	$27.2	113%
Effective Tax Rate	(1.7%)	(0.9)%	
GAAP EPS	$0.25	$0.49	96%
Weighted Average Diluted Shares	50.7	55.3	
Adjusted EPS[2]	$0.48	$0.72	50%
Adj. EBITDA[2]	$37.9	$49.6	31%
% of revenue	21.4%	22.8%	
Operating Cash Flow	$26.0	$28.7	11%
Free Cash Flow[2]	$17.1	$17.2	1%
% of Adjusted EBITDA	45%	35%	

Notes
(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.
(2) Non-GAAP, see reconciliation table.
(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter and full fiscal 2020 are to the 53-week period ended July 3, 2020, and to the first quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending October 2, 2020 and 52-week period ending July 2, 2021.

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Q1 FY21 guidance

In $ millions, except percentage and per share data	Q1 FY20[1]	Q1 FY21[2][5]	Change
Revenue	$177.3	$190.0 – $205.0	7% – 16%
GAAP Net Income Effective tax rate[3]	$19.2 (12%)	$10.1 – $12.3 26%	(47%) – (36%)
GAAP EPS Weighted-average diluted shares outstanding	$0.35 55.1	$0.18 – $0.22 55.4	(49%) – (37%)
Adjusted EPS[4]	$0.45	$0.43 – $0.47	(4%) – 4%
Adj. EBITDA[4] % of revenue	$36.7 20.7%	$38.0 – $41.0 20.0%	4% – 12%

Notes
(1) Q1 FY20 figures are as reported in the Company's earnings release dated October 30, 2019. The first quarter of fiscal 2020 ended September 27, 2019 included $6.6M, or $0.12 per share, of discrete tax benefits and other non-operating investment income.
(2) The guidance included herein is from the Company's earnings release dated August 4, 2020. Guidance assumes no major supply chain disruptions, extended facility shutdowns or material change in customer behavior or demand. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing.
(3) The effective tax rate in the guidance included herein excludes discrete items.
(4) Non-GAAP, see reconciliation table.
(5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter and full fiscal 2020 are to the 53-week period ended July 3, 2020, and to the first quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending October 2, 2020 and 52-week period ending July 2, 2021.

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Adjusted EPS reconciliation Notes (1) Per share information is presented on a fully diluted basis. (2) Rounded amounts used. (3) Effective as of the third quarter of fiscal 2020, the Company has revised its definition of adjusted income and adjusted earnings per share to incorporate other non-operating adjustments, which includes gains or losses on foreign currency remeasurement, investments and fixed asset sales or disposals among other adjustments. Adjusted EPS for prior periods has been recast for comparative purposes. (4) Effective as of the third quarter of fiscal 2020, the Company has added back incremental COVID -related expenses. (5) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs. (6) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this presentation to the fourth quarter and full fiscal 2020 are to the 53-week period ended July 3, 2020, and to the first quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending October 2, 2020 and 52-week period ending July 2, 2021. © 2020 Mercury Systems, Inc. 42

Adjusted EBITDA reconciliation Notes (1) As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement, investments and fixed asset sales or disposals among other adjustments. (2) Rounded amounts used. (3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this presentation to the fourth quarter and full fiscal 2020 are to the 53-week period ended July 3, 2020, and to the first quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending October 2, 2020 and 52-week period ending July 2, 2021. (4) Effective as of the third quarter of fiscal 2020, the Company has added back incremental COVID-related expenses. © 2020 Mercury Systems, Inc. 43

Free cash flow reconciliation Organic revenue reconciliation Notes (In thousands) Q4 FY19 Q4 FY20 FY19 FY20 (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full (1) quarters since the entities’ acquisition Organic revenue $ 174,899 $ 205,463 $ 641,209 $ 732,572 date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses Acquired revenue 2,064 11,941 13,535 64,038 are treated as organic for current and comparable historical periods. Net revenues $ 176,963 $ 217,404 $ 654,744 $ 796,610 © 2020 Mercury Systems, Inc. 44

Glossary API Application Programming Interface BCA Budget Control Act C4I Command, Control, Communications, Computers COTS Commercial off-the Shelf CPU Central Processing Unit EO/IR Electro-optical / Infrared EW Electronic Warfare FPGA Field Programmable Gate Array GPU Graphics Processing Unit I/O Input/Output IP Intellectual Property IRAD Internal Research And Development NTCD Non-traditional Defense Contractor OTA Other Transaction Authority PBR President's Budget Request R&D Research & Development RF Radio Frequency SEMS Sensor and Effector Mission Systems © 2020 Mercury Systems, Inc. 45